SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): May 7, 1996



                           Symbolics, Inc.

      (Exact name of registrant as specified in its charter)



                             Delaware
             (State of incorporation or organization)



       0-13412                                  95-3548781
(Commission File Number)          (I.R.S. Employer Identification No.)



9000 Fulbright Avenue, Chatsworth, California            91311

(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (818) 998-3600















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               Item 2.  Acquisition or Disposition of Assets.

               (a) On May 7, 1996, the Chapter 11 bankruptcy case of Symbolics, Inc., a Delaware corporation and the debtor-in-possession, Case No. 93-10789-WCH in the United States Bankruptcy Court for the District of Massachusetts (Eastern Division) (the "Company"), was dismissed pursuant to an order of that Court, upon the motion of the Company. In accordance with that order, all of the assets of the Company are to be distributed to its priority and administrative creditors, with no assets remaining for distribution to the Company's shareholders.


               Item 7.  Financial Statements, Pro Forma Financial
Information and     Exhibits.

               (c)  Exhibits

                    Exhibit 99.1 --          Order Granting
                                             Debtor's  Motion  to
                                             Dismiss, dated as of
                                             May 7, 1996.

                    Exhibit 99.2 --          Debtor's  Motion  to
                                             Dismiss, dated as of
                                             January 18, 1996.































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                            SIGNATURE


               Pursuant  to  the requirements  of  the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, the counsel to its bankruptcy estate.

                                        SYMBOLICS, INC.



DATE:  June 19, 1996                    By: Thomas M. Tomlinson
                                            Counsel to Bankruptcy
                                            Estate  of Symbolics, Inc.










































                       PAGE 3 of 21 PAGES


                        EXHIBIT INDEX


Exhibit           Description of Exhibit                              Page

             99.1      Order  Granting Debtor's Motion to
                       Dismiss, dated as of May 7, 1996.                5

             99.2      Debtor's Motion to Dismiss, dated as of          8
                       January 18, 1996.









































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